UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2005

ASTRONICS CORPORATION.
(Exact name of registrant as specified in its charter)

NEW YORK	0-7087	16-0959303
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

130 Commerce Way, East Aurora, New York		14052
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (716) 805-1599

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below)

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

        On February 10, 2005, Astronics Corporation issued a news release announcing its financial results for the quarter and year ended December 31, 2005. A copy of this news release is attached as Exhibit 99.1.

        The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing. The information in this report, including the exhibit hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

    (c)    Exhibits.

Exhibit Number	Description

99.1	Press Release of Astronics Corporation dated February 10, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ASTRONICS CORPORATION

Date:	February 11, 2005	By:	/s/ David C. Burney
David C. Burney
Vice President Finance, Chief Financial Officer

EXHIBIT INDEX
Exhibit Number	Description

99.1	Press Release of Astronics Corporation dated February 10, 2005